SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SHENGDATECH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 10, 2009
Dear Stockholder:

On behalf of the Board of Directors of ShengdaTech, Inc. (the “Company”), I invite you to attend our 2009 Annual Meeting of Stockholders. We hope you can join us. The annual meeting will be held:

At:	The Yale Club of New York City, 50 Vanderbilt Ave, New York, NY 10017 USA

On:	September 16, 2009

Time:	9:00 a.m., local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement and our 2008 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm and any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in ShengdaTech, Inc. We look forward to seeing you at our Annual Meeting.

If you have any questions about the Proxy Statement, please contact Andrew Chen, Chief Financial Officer, ShengdaTech, Inc., Unit 2003, East Tower, Zhong Rong Heng Rui International Plaza, 620 Zhang Yang Road, Pudong District, Shanghai 200122, People’s Republic of China.
Phone: 86-21-58359979.

Sincerely,

Xiangzhi Chen
President, Chairman and Chief Executive Officer

SHENGDATECH, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

August 10, 2009

To the Stockholders of SHENGDATECH, INC.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of ShengdaTech, Inc., a Nevada corporation (the “Company”), will be held on September 16, 2009, at 9:00 a.m., local time, at The Yale Club of New York City, 50 Vanderbilt Ave, New York, NY 10017, USA, for the following purposes:

1.
To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the appointment of KPMG as the Company’s independent registered public accounting firm; and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only stockholders of record at the close of business on July 20, 2009 are entitled to notice and to vote at the Meeting and any adjournment.

You are cordially invited to attend the Meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2008 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

It is important that your shares are represented at the Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the meeting in person, please vote your shares promptly by completing, signing and returning the accompanying proxy card. You do not have to affix postage if you mail the proxy card in the United States. If you attend the meeting, you may withdraw your proxy and vote your shares personally.

If you plan to attend the Meeting, please mark the accompanying proxy card in the space provided and return it to us. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Meeting, please ask the broker, trust, bank, or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the Meeting.

By Order of the Board of Directors,

/s/ Xiangzhi Chen
President, Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on September 16, 2009:

The proxy statement and 2008 Annual Report to stockholders are available at http://www.shengdatechinc.com/.

SHENGDATECH, INC.
Unit 2003, East Tower, Zhong Rong Heng Rui International Plaza
620 Zhang Yang Road, Pudong District, Shanghai 200122
People’s Republic of China

PROXY STATEMENT

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of ShengdaTech, Inc., a Nevada corporation (the “Company,” “ShengdaTech” or “we”), for the 2009 Annual Meeting of Shareholders (the “Meeting”). The Meeting is to be held at 9:00 a.m., local time, on September 16, 2009, and at any adjournment or adjournments thereof, at The Yale Club of New York City, 50 Vanderbilt Ave, New York, NY 10017, USA.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to stockholders is August 10, 2009.

The purposes of the Meeting are to seek stockholder approval of: (i) electing five (5) directors to the Board of Directors of the Company (the “Board”); (ii) ratifying the appointment of KPMG as the Company’s independent registered public accounting firm; and (iii) transacting such other business as may properly come before the Meeting or any adjournment thereof.

Who May Vote

Only shareholders of record of our common stock, $.00001 par value (the “Common Stock”), as of the close of business on July 20, 2009 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, during office hours, at the executive offices of the Company at ShengdaTech, Inc., Unit 2003, East Tower, Zhong Rong Heng Rui International Plaza, 620 Zhang Yang Road, Pudong District, Shanghai 200122, People’s Republic of China, by contacting  Andrew Chen, Chief Financial Officer of the Company.

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued and have outstanding 54,202,036 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by one of the following methods:

•	Completing and signing the proxy card and mailing it in the enclosed postage-paid envelope; or

If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein. In addition, if other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Under Proposal 1 (Election of Directors), the five candidates for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the Meeting.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors) that require the affirmative vote of a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be effected in writing by execution of a subsequently dated proxy or by a written notice of revocation, in each case sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement, or by your attendance and voting in person at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2008 Annual Report and Proxy Statement for the 2009 Annual Meeting of Stockholders will be delivered to an address where two or more stockholders reside unless we have received contrary instructions from a stockholder at the address. A separate proxy card will be delivered to each stockholder at the shared address.

If you are a stockholder who lives at a shared address and you would like additional copies of the 2008 Annual Report, this Proxy Statement, or any future annual reports or proxy statements, contact Andrew Chen, Chief Financial Officer, ShengdaTech, Inc., Unit 2003, East Tower, Zhong Rong Heng Rui International Plaza, 620 Zhang Yang Road, Pudong District, Shanghai 200122, People’s Republic of China; telephone number 86-21-58359979, and we will promptly mail you copies.

Interest of Officers and Directors in Matters to Be Acted Upon

Management and directors of the Company have an interest in matters that will be acted upon at the Annual Meeting because the directors are named as nominees for election to the Board.

Security Ownership Of Certain Beneficial Owners And Management And Related Shareholders Matters

The following table sets forth information as of August 10, 2009, regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, each of our named executive officers, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 54,202,036 shares of common stock outstanding as of August 10, 2009.

Name and Address	Number of Shares		Percentage Owned
Xiangzhi Chen	22,902,912		42.3%
Fanying Kong*	1,998,816		3.7%
Andrew Weiwen Chen	—		—
Anhui Guo	—		—
Xueyi Zhang	—		—
Dongquan Zhang	—		—
A. Carl Mudd	30,000	**	—
Sheldon B. Saidman	6,400		—
Xiqing Xu	1,159,584		2.1%
Lei Du	—		—
Directors and executive officers as a group (9 persons)	26,087,712		48.1%

The address for all these officers and internal directors is Unit 2003, East Tower, Zhong Rong Heng Rui International Plaza, 620 Zhang Yang Road, Pudong District, Shanghai 200122, People’s Republic of China.

* Ms. Fanying Kong is the wife of Mr. Xiangzhi Chen.
** Represents the number of shares of common stock plus options to purchase 25,000 shares of common stock that is exercisable within 60 days from August 10, 2009.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and committee meetings, by reviewing analysis and reports, and through discussions with the Chairman and other officers.

There are currently five (5) directors serving on the Board. At the Meeting, five (5) directors will be elected, each to hold office until the next Annual Meeting of Stockholders or his or her earlier death or resignation or until his or her successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Recommendation of the Board

The Board unanimously recommends a vote FOR the election of the nominees listed below.

Information about Nominees

Set forth below are the names of the nominees, their ages, all positions and offices that they hold with us, and their business experience during at least the last five years. The directors will serve until the next annual meeting of the stockholders or until their successors are elected or appointed and qualified.

Name	Age	Position	Director since
Xiangzhi Chen	47	Director, President, and Chief Executive Officer	March 2006
Anhui Guo	37	Director and Chief Operating Officer	February 2007
Dongquan Zhang	68	Director	February 2007
A.Carl Mudd	65	Director	February 2007
Sheldon B. Saidman	67	Director	February 2007

Mr. Xiangzhi Chen has served as our Chief Executive Officer, President and Director since March 31, 2006. Mr. Chen is the founder of Faith Bloom and its subsidiaries and has served as their chairman and chief executive officer since the subsidiaries’ formation in 2001. He served as president of Shandong Shengda Technology Co., Ltd. from January 2003 to March 2009.

Ms. Anhui Guo had served as our Chief Financial Officer, Vice President and Treasurer since March 31, 2006 and as Director since February 23, 2007.  On April 15, 2009, Ms. Guo resigned from the position of Chief Financial Officer and was appointed the Chief Operating Officer of the Company.  Ms. Guo has served as Chief Financial Officer of Faith Bloom and its subsidiaries since 2001. Ms Guo was Manager of Finance of Shandong Shengda Construction Co., Ltd. from January 2001 to January 2003. She has served as Manager of Finance of Shandong Shengda Technology Co., Ltd. since January 2003. Ms. Guo was licensed as an accountant in 1996.

Mr. Dongquan Zhang has served as our Director since February 23, 2007. Mr. Zhang has extensive experience in the chemical industry especially in research and development and regulatory areas. Currently he is a member of the Board of Directors of All China Association of Petro-Chemical Industry, Vice President of Shandong Chemistry and Chemical Engineering Association, Vice President of Shandong Environmental Industry Association, and President of Shandong Chemical Industrial Pollution Prevention Association. From February 1994 to December 2000, he served as Director General and Senior Engineer of the Petro-Chemical Industry of Shandong Province.

Mr. A. Carl Mudd has served as our Director since February 23, 2007. Mr. Mudd has extensive management experience especially in the financial area. He has spent the past 16 years consulting with and mentoring CEOs and Boards of Directors of major companies on global strategy, business processes and international operations and 27 years as CFO, COO and President of international companies. From 2003 to 2006, he was an advisory Director at CIMIC Holdings, Ltd. From 1993 to 1996, he served as Director and Chairman of the Audit Committee at AM International, Inc. Mr. Mudd also serves as an independent director and Chairman of the Audit Committee for Sutor Technologies Group, LTD (SUTR) a NASDAQ listed company. He is also a Statutory Director of the National Association of Corporate Directors-North Texas Chapter. He is a Certified Public Accountant and holds a business degree from St. Edward's University. He also holds a Certification of Director Education – The National Association of Corporate Directors Institute.

Mr. Sheldon B. Saidman has served as our director since February 23, 2007. Mr. Saidman has extensive senior executive experience, especially in marketing and general management. He has held positions as President or Chief Operating Officer in several companies, both pubic and private. From May 2001 to October 2005, he served as President and Chief Operating Officer of Liberty Wire & Cable, Inc. He currently has his own business management consulting practice and serves on another Board of Directors, Roscoe, Inc., a medical equipment and supplies company owned by a  private equity group. He holds a bachelor’s degree in journalism and public relations from The University of Maryland.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTER

ShengdaTech’s current corporate governance practices and policies are designed to promote stockholder value and ShengdaTech is committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor, and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC, the rules of the Nasdaq Stock Market, and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies.

Board Composition and Committees

Our Board has five (5) members, of which three (3) are independent directors. We have an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Audit Committee has been established as a separately designated standing committee in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee has at least one member, Mr. A. Carl Mudd, who meets the definition of an “audit committee financial expert” under SEC rules and whom the Board has determined to be “independent.”

During 2008, the Board of Directors held sixteen (16) meetings. Each director attended at least 75% of the Board meetings.

Audit Committee. The Audit Committee is currently comprised of A. Carl Mudd, Dongquan Zhang and Sheldon B. Saidman, with A. Carl Mudd as the chairman, each of whom are “independent” as that term is defined by SEC rules and under the NASDAQ listing standards. The Audit Committee is directly responsible for the appointment, retention, compensation, and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review, or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent registered public accounting firm.

Audit Committee held nine (9) meetings in 2008.

Compensation Committee. The Compensation Committee is responsible for the administration of all salary, bonus, and incentive compensation plans for our officers and key employees. The members of the Compensation Committee are Dongquan Zhang, A. Carl Mudd and Sheldon B. Saidman as the chairman, all of whom are “independent” directors.

Compensation Committee held one (1) meeting in 2008.

Compensation Committee Interlocks and Insider Participation

All current members of the Compensation Committee are independent directors. None of the members of our Compensation Committee are present or past employees or officers of ours or any of our subsidiaries. No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or compensation committee.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for preparing a list of candidates to fill the expiring terms of directors on our Board of Directors. The committee submits the list of candidates to the Board of Directors who determines which candidates will be nominated to serve on the Board of Directors. The nominees are then submitted for election at the annual meeting of stockholders. The committee also submits to the entire Board of Directors, a list of candidates to fill any interim vacancies on the Board of Directors resulting from the departure of a member of the Board of Directors for any reason prior to the expiration of his term. In recommending candidates for the Board of Directors, the committee keeps in mind the functions of this body.

The committee considers various criteria, including the ability of the individual to meet SEC and NASDAQ “independence” requirements, general business experience, general financial experience, knowledge of the company’s industry (including past industry experience), education, and demonstrated character and judgment. The committee will consider director candidates recommended by a stockholder if the stockholder mails timely notice to the secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the SEC rules and under NASDAQ listing standards and (vi) the name, address, class and number of shares of company stock held by the nominating stockholder.

Any person nominated by a stockholder for election to the Board of Directors will be evaluated based on the same criteria as all other nominees. The committee also oversees our adherence to our corporate governance standards. The members of the committee are Sheldon B. Saidman, A. Carl Mudd, and Dongquan Zhang, with Dongquan Zhang as the chairman.

The Nominating and Corporate Governance Committee held one (1) meeting in 2008.

 Code of Ethics

We have adopted a Code of Ethics (as defined in Item 406 of Regulation S-K) that applies to our principal executive, financial, and accounting officers. ShengdaTech, Inc. will provide a copy of its code of ethics, without charge, to any person that requests it. Requests should be addressed in writing to Andrew Chen, Chief Financial Officer, ShengdaTech, Inc., Unit 2003, East Tower, Zhong Rong Heng Rui International Plaza, 620 Zhang Yang Road, Pudong District, Shanghai 200122, People’s Republic of China.

Information Concerning Executive Officers

Xiangzhi Chen	47	Director, President, and Chief Executive Officer
Anhui Guo	37	Director and Chief Operating Officer
Andrew Weiwen Chen	41	Chief Financial Officer
Xukui Chen	36	President of Shandong Bangsheng Chemical Co., Ltd.
Lei Du	30	President of Shandong Haize Nano-Materials Co., Ltd
Yong Zhao	36	President of Shaanxi Haize Nano-Materials Co., Ltd.
Xiqing Xu	50	Vice President, Technology

Mr. Xiangzhi Chen has served as our Chief Executive Officer, President and Director since March 31, 2006. Mr. Chen is the founder of Faith Bloom and its subsidiaries and has served as their chairman and chief executive officer since the subsidiaries’ formation in 2001. He served as president of Shandong Shengda Technology Co., Ltd. from January 2003 to March 2009.

Ms. Anhui Guo had served as our Chief Financial Officer, Vice President and Treasurer since March 31, 2006 and as Director since February 23, 2007.  On April 15, 2009, Ms. Guo resigned from the position of Chief Financial Officer and was appointed the Chief Operating Officer of the Company.  Ms. Guo has served as Chief Financial Officer of Faith Bloom and its subsidiaries since 2001. Ms Guo was Manager of Finance of Shandong Shengda Construction Co., Ltd. from January 2001 to January 2003. She has served as Manager of Finance of Shandong Shengda Technology Co., Ltd. since January 2003. Ms. Guo was licensed as an accountant in 1996.

Mr. Andrew Weiwen Chen brings over 12 years of senior management experience in accounting, auditing, financial analysis and reporting for both public and private companies in China and the United States. From September 2008  to March 2009, Mr. Chen served as Chief Financial Officer at Trony Solar Holdings in Shenzhen, China, where he played a leading role in the completion of a $45 million private equity financing and supported the Company's future plans for an initial public offering. From July 2007 to August 2008, he also worked as Chief Financial Officer and Vice President at China Nepstar Chain Drug Store Ltd., a NYSE-listed leading pharmacy chain in China. From June 2000 to February 2007, Mr. Chen also served as Chief Financial Officer at YRC Worldwide Inc.'s China International Transportation Operations and as Financial Controller and Senior Auditor at Honeywell International Inc. in the United States and China. He began his accounting/finance career with PricewaterhouseCoopers in their New York and Atlanta offices. Mr. Chen holds a Master's degree in Accountancy and an MBA in Finance from the University of Alabama at Tuscaloosa, U.S. He also has a Bachelor of Arts degree from Xiamen University, China.

Mr. Xukui Chen has served as President of Shandong Bangsheng Chemical Co., Ltd. since October 2006. Mr. Chen is responsible for the management of our chemical business. From October 2005 to October 2006, he served as Director of Research and Development of Shandong Shengda Chemicals Co., Ltd. He was President of Shandong Haize Nano-Materials Co. from October 2004 to August 2005.

Mr. Lei Du has served as President of Shandong Haize since July 2008. From January 2007 to July 2008, Mr. Du served as the Vice President of Shandong Haize. From July 2001 to January 2007, he served as the Vice Director of the R & D Center of Shandong Haize. He holds a bachelor’s degree in engineering from Qingdao Science & Technology University.

Mr. Yong Zhao has been our President of Shaanxi Haize Nano-Materials Co., Ltd since October 2006 and responsible for the overall management of our nano-materials business in Shannxi. From August 2002 to October 2006, he was the Vice General Manager of Shandong Haize Nano-Materials Co., Ltd.

Mr. Xiqing Xu has been Vice President of Technology since March 2007. Mr. Xu is responsible for the management of the R&D Center. From 2004 to October 2006, he was the General Manager of Shandong Bangsheng Chemical Co. Ltd. From 2002 to June 2004, he was the General Manager of Shandong Haize Nano-Materials Co. Ltd.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Company’s executive compensation program is designed to pay key management personnel competitive remuneration based on the authority, responsibility, and accountability of the position held by the individual. In addition, the Company considers the competitive environment relative to compensation paid to senior management with comparable job scope in companies in related industries and of approximate size. The plan consists of several components, base salary, bonus, “subsidy,” a non-taxable income provided to offset housing and transportation expenses, and a supplemental amount referred to as “proceeds.” The determination of subsidy and proceeds is a calculation made on total compensation and amounts to a combined 35%, with 14% allocated to subsidy and 21% to proceeds. The proceeds component is used as the basis for bonus calculations.  The Company believes that such an approach to their executive compensation packages is both equitable and competitive, while providing a positive motivational element to the overall performance of the senior management of the Company.

Bonuses earned can be up to 100% of the proceeds component, and are based on accomplishments in executing job tasks, and the general performance of the Company, measured against the financial plan for the bonus year. The bonus amount is determined by the CEO. Mr. Chen’s bonus is determined by the Board of Directors on recommendation of the Compensation Committee. This bonus will be based on meeting all financial objectives set in the budget year, including revenue, net income, and return on capital employed. The Company’s bonus plan promotes individual performance as well as contributions to the overall operation. Bonus dollars earned will be paid following audited results of Company financial statements reported in the year following the bonus year. The receiving executive must be employed by the Company at the time of bonus payments.

Compensation Table

Name & Principal Position	Year	Salary	Bonus	Non-Equity Incentive Plan Compensation	All other Compensation	Total
(a)	(b)	(c)	(d)	(g)	(i)	(j)
Xiangzhi Chen, CEO	2008	$0		$0		$0	*
	2007	$0		0		0	*
	2006	$0		0		0	*
Anhui Guo, CFO	2008	$0		0		$0	*
	2007	$0		$0		$0	*
	2006	$0		0		$0	*
Lei Du, COO Shandong Haize (from 7/08)	2008	$27,083	8,750	$5,833		$41,666
Zhaowei Ma, COO Shandong Haize (resigned 7/08)	2008	37,917	12,250	$8,167		$58,334
	2007	$65,000	21,000	14,000		100,000
Yong Zhao COO Shaan’xi Haize	2008	$65,000	21,000	$14,000		$100,000
	2007	$65,000	21,000	14,000		100,000
Xukui Chen COO Shandong Bangsheng	2008	$52,000	16,800	$11,200		$80,000
	2007	$52,000	16,800	$11,200		$80,000

*The 2007 and 2008 compensation for Mr. Chen of $300,000 per year and for Ms. Guo of $100,000 and $120,000 per year, respectively, was paid directly by Shandong Shengda Technology Co., Ltd.  For 2009, the Company will pay the total compensation of the two officers at the annual amount paid in 2008.

The Compensation Committee reviewed and approved the compensation paid to the top five executives of the corporation as listed in the Compensation Table above. Recommendations for annual increases in compensation to named executives are to be presented to the Compensation Committee and are subject to their approval. Pay increases for non-named employees will be at the discretion of the employee’s supervisor, subject to senior management approval.

The regulations regarding employee pension and retirement plans governed by the Peoples Republic of China is the only program administered by the Company. No other supplemental plan exists.

The Company has never had an employee stock option plan (ESOP). Since the proven benefits of such a program are well recognized by management, Mr. Chen has directed the Compensation Committee to develop an ESOP to be implemented following required approvals.

Grants of Plan-Based Awards

The Company currently does not have any award plans. No options were granted to any officer in 2008.

Outstanding Equity Awards at Fiscal Year End

The Company currently does not have an equity compensation plan. No options or shares of stock were granted to any officer in 2008.

Option Exercises and Stock Vested

No options were exercised and no shares of stock were vested in 2008.

Pension Benefits

The Company does not have any pension plans for its officers.

Nonqualified Deferred Compensation

There was no nonqualified deferred compensation for the officers in 2008.

Potential Payment Upon Termination or Change in Control

The Company currently does not have payment arrangements for its officers upon termination or change in control.

Director Compensation - 2008

The following table sets forth information concerning all compensation paid to our independent directors for services rendered in all capacities for the year ended December 31, 2008.

Name	Fees Earned or Paid in Cash ($)	Total Plan Compensation ($)
A. Carl Mudd	75,000	133,945

Sheldon B. Saidman	35,000	35,000

Dongquan Zhang	35,000	35,000

Independent directors will receive compensation for their service on the board and board committees consisting of (i) an annual retainer of $35,000 (ii) $1,000 for each telephone conference call meeting and (iii) $5,000 for each in-person meeting. We will also reimburse directors for travel and other out-of-pocket expenses incurred in connection with their board service. Effective April 1, 2008, A. Carl Mudd was selected by the board to serve as Lead Director and received a total of $30,000, and 15,000 stock options in 2008 for this service. Additionally, Mr. Mudd received an extra $10,000 as compensation for the position of Chairman of Audit Committee. The aggregate value of the 15,000 stock options was $58,945 using the Black-Scholes option pricing model.

Limitation of Liability and Indemnification of Officers and Directors

The Nevada General Corporation Law provides that corporations may include a provision in their articles of incorporation relieving directors of monetary liability for breach of their fiduciary duty as directors, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of a dividend or unlawful stock purchase or redemption, or (iv) for any transaction from which the director derived an improper personal benefit. Our articles of incorporation provides that directors are not liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors to the fullest extent permitted by Nevada law. In addition to the foregoing, our bylaws provide that we may indemnify directors, officers, employees or agents to the fullest extent permitted by law and we have agreed to provide such indemnification to each of our directors.

The above provisions in our articles of incorporation and bylaws may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their fiduciary duty, even though such an action, if successful, might otherwise have benefited us and our stockholders. However, we believe that the foregoing provisions are necessary to attract and retain qualified persons as directors.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

(a)  Articles of Incorporation. Our Articles of Incorporation provide that to the fullest extent permitted by the Nevada General Corporation Law as the same exists or may hereafter be amended, a director of our corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

(b)  Bylaws. Our Bylaws provide that we may indemnify our directors, officers, employees and other agents to the fullest extent permitted under the Nevada General Corporation Law.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Analysis and Discussion with the management of the Company. Based on the review and the discussions, the Compensation Committee recommended to Board of Directors that the Compensation Analysis and Discussions be included in the Company’s annual report on Form 10-K. The members of the Compensation Committee are Dongquan Zhang, A. Carl Mudd and Sheldon B. Saidman, as chairman.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and beneficial owners of more than ten percent (10%) to report their beneficial ownership of equity interests in the company to the SEC. Their initial reports are required to be filed using the SEC's Form 3, and they are required to report subsequent purchases, sales, and other changes using the SEC's Form 4, which must be filed within two business days of most transactions. Officers, directors, and persons owning more than 10% of our capital shares are required by SEC regulations to furnish us with copies of all of reports they file pursuant to Section 16(a).

We have complied with all the filing requirements under Section 16(a) for the year 2008.

Certain Relationships And Related Transactions and Director Independence

On December 31, 2008, we owed Shandong Shengda Technology Co. Ltd. $771,442, comprised primarily of rents from Shandong Haize, our subsidiary.  Mr. Xiangzhi Chen, our Chairman and CEO, is the controlling shareholder and was an executive officer  until March 2009 of Shandong Shengda Technology Co., Ltd.

On January 1, 2008, we owed $1,064,348 to Shandong Shengda Technology Co. Ltd. for the purchase of property and equipment. Mr. Xiangzhi Chen, our Chairman and CEO, is the controlling shareholder and was an executive officer  until March 2009 of Shandong Shengda Technology Co., Ltd.

In 2007, we purchased certain buildings and land use rights from Shandong Shengda Technology Co. Ltd. for cash of $7,611,007.

In 2006, we purchased machineries from Shandong Haiqing Chemical Co., Ltd. (Shandong Haiqing) for cash of $6,699,065.  Mr. Xiangzhi Chen, our Chairman and CEO, was also the CEO of Shandong Haiqing during 2008 and 2007.  Mr. Chen’s contract with Shandong Haiqing expired as of January 1, 2009.  Shandong Haiqing has appointed a new CEO and as a result, effective January 1, 2009,  Shandong Haiqing is no longer considered a related party to us.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of KPMG has served as our independent registered public accounting firm since November 11, 2008, and the Board of Directors has appointed KPMG as our independent registered public accounting firm for the 2009 fiscal year. Representatives from KPMG are expected to be present at the Annual Meeting by telephone conference call to respond to appropriate questions from stockholders and to make a statement if such representatives desire to do so.  We are asking our stockholders to ratify the appointment of KPMG as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the appointment of KPMG to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Board may reconsider this appointment.

On November 11, 2008, the Company dismissed Hansen, Barnett & Maxwell, P.C. (“Hansen”) as the Company’s independent registered public accounting firm.  For fiscal year 2007, 2006 and 2005, Hansen issued reports on the Company’s consolidated balance sheets as of December 31, 2007, 2006, and 2005, and the related consolidated statements of income and comprehensive income, shareholders’ equity, and cash flows for each of the years ended December 31, 2007, 2006, and 2005. The reports of Hansen on the foregoing financial statements did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope or accounting principles. Hansen also reviewed the Company’s interim condensed consolidated financial statements as of and for the quarters ended March 31, June 30, and September 30, 2008.

During the three fiscal years ended December 31, 2005, 2006 and 2007, and through November 11, 2008, (i) there were no disagreements between the Company and Hansen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Hansen, would have caused Hansen to make reference to the subject matter of disagreement in connection with its reports on the Company’s financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(iv) of Regulation S-K.

Principal Accounting Fees And Services

KPMG and Hansen have audited our financial statements for the 2008 and 2007 fiscal year, respectively. Hansen has also reviewed our financial statements included in the three Form 10-Q’s for the quarters ended on March 31, June 30 and September 30, 2008. All of the services described below were pre-approved by the Audit Committee and the Board approved the change of independent registered public accounting firm to KPMG. Our Board has determined that the payments made to its independent registered public accounting firms for these services are compatible with maintaining such auditor's independence.

Audit Fees. The aggregate fees billed by KPMG, for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended December 31, 2008 were $395,314 per Item 14 of our Form 10-K as of and for the year ended December 31, 2008 filed on April 1, 2009 with the SEC. Subsequent to our issuance of Form 10-K the Audit Committee has approved and KPMG has billed approximately $95,165 additional audit fees for professional services rendered in connection with the audit of the Company’s financial statements as of and for the year ended December 31, 2008.  As such the total aggregate audit fees for the aforementioned year-end are $490,479.  The aggregate fees billed by Hansen for audit of the Company’s financial statements for the fiscal year ended December 31, 2007 and review of the Company’s financial statements included in the three Form 10-Q’s for the quarters ended on March 31, June 30 and September 30, 2008 are $340,375.

Audit-Related Fees. No audit-related services were provided by KPMG or Hansen for the fiscal year ended December 31, 2008 or 2007, respectively.

Tax Fees. We engage KPMG to provide service for the income tax returns in the U.S. for the fiscal year ended December 31, 2008, which are estimated to be $24,927. Such fees have not been billed or paid as of the date of our filing of this proxy statement.  We also engaged Hansen for the same service for the fiscal year ended December 31, 2007, which were $2,848.

All Other Fees. There are no other fees for either audit-related or non-audit services billed by KPMG for the fiscal years ended December 31, 2008. The fees billed by Hansen for professional services rendered for the issuance of our 6.0% Convertible Senior Notes Due 2018 in 2008 were $44,552.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our independent registered public accounting firm must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Audit Committee pre-approved the audit service performed by KPMG for our consolidated financial statements as of and for the year ended December 31, 2008 and the audit services performed by Hansen for our consolidated financial statements as of and for the year ended December 31, 2007 and the interim condensed consolidated financial statements as of and for the quarters ended March 31, June 30, and September 30, 2008.

Recommendation of the Board

The Board unanimously recommends a vote FOR ratification of the appointment of KPMG as the Company’s independent registered public accounting firm.

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by Andrew Chen, Chief Financial Officer, ShengdaTech, Inc., Unit 2003, East Tower, Zhong Rong Heng Rui International Plaza, 620 Zhang Yang Road, Pudong District, Shanghai 200122, People’s Republic of China, no later than the close of business on April 15, 2010. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to the Secretary of the Company, at our address listed on the top of page one of this Proxy Statement. A copy of our Annual Report on Form 10-K is also made available on our website at http://www.shengdatechinc.com/ after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

August 10, 2009	By Order of the Board of Directors

/s/ Xiangzhi Chen
President, Chairman and Chief Executive Officer

SHENGDATECH, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 16, 2009

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of SHENGDATECH, INC., a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated August 10, 2009, and hereby constitutes and appoints Mr. Xiangzhi Chen, the Company’s President and Chief Executive Officer, and Ms. Anhui Guo, the Company’s Chief Operating Officer, or either of them acting singularly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders to be held on September 16, 2009, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect of Directors

☐ FOR all nominees listed below (except as marked to the contrary below):

Xiangzhi Chen
Anhui Guo
Dongquan Zhang
A. Carl Mudd
Sheldon B. Saidman

☐ WITHHOLD AUTHORITY (to vote for all nominees listed below)(to withhold authority to vote for any individual, check the box in front of the nominee’s name in the list below):

☐    Xiangzhi Chen
☐    Anhui Guo
☐    Dongquan Zhang
☐    A. Carl Mudd
☐    Sheldon B. Saidman

2.	Approve the ratification of KPMG, as the Company’s independent registered public accounting firm.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED AUGUST 10, 2009 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated August 10, 2009, and the 2008 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name ______________________________________
Name (if joint)
___________________________________________
Date _____________, 2009

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

Appendix A

SHENGDATECH, INC.

CHARTER FOR THE
AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

February 23, 2007

1.           PURPOSE

The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others; reviewing the systems of internal controls that management and the Board have established; appointing, retaining and overseeing the performance of independent accountants; and overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

The Committee will fulfill these responsibilities by carrying out the activities enumerated in Section 3 of this Charter. The Committee shall be given full and direct access to the Board Chairman, Company executives and independent accountants as necessary to carry out these responsibilities. The Committee’s function is one of oversight only and shall not relieve the Company’s management of its responsibilities for preparing financial statements which accurately and fairly present the Company’s financial results and condition, or the responsibilities of the independent accountants relating to the audit or review of financial statements.

2.           COMPOSITION OF THE COMMITTEE

The Committee shall be comprised of not less than two directors, each of whom will be independent as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), and the rules of The Nasdaq Stock Market, Inc. (“Nasdaq”). No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the preceding three years. Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

3.           RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

1.	Review annually the Committee Charter for adequacy and recommend any changes to the Board.

2.
Review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles (“GAAP”).

3.	Review the financial, investment and risk management policies followed by the Company in operating its business activities.

4.
Review the Company’s annual audited financial statements, related disclosures, including the MD&A portion of the Company’s filings, and discuss with the independent accountants the matters required to be discussed by Auditing Standard No. 61, including (a) the quality as well as acceptability of the accounting principles applied in the financial statements, and (b) new or changed accounting policies; significant estimates, judgments, uncertainties or unusual transactions; and accounting policies relating to significant financial statement items.

5.
Review any management letters or internal control reports prepared by the independent accountants or the Company’s internal auditors and responses to prior management letters, and review with the independent accountants the Company’s internal financial controls, including the budget, staffing and responsibilities of the Company’s financial and accounting staff.

6.
Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided.

7.
Be directly responsible for the appointment, determination of the compensation for, retention and oversight of the work of the independent accountant employed to conduct the audit (including resolution of disagreements between the independent accountants and management regarding financial reporting) or other audit, review or attest services. The independent accountants shall report directly to the Committee.

8.
Pre-approve all audit services and permissible non-audit services by the independent accountants, as set forth in Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC. The Committee may establish pre-approval policies and procedures, as permitted by Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC, for the engagement of independent accountants to render services to the Company, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Committee, provided that any pre-approvals delegated to one or more members of the Committee are reported to the Committee at its next scheduled meeting.

9.	Review the hiring policies for any employees or former employees of the independent accountants.

10.
Obtain on an annual basis a formal written statement form the independent accountants delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard No. 1, and review and discuss with the accountants any disclosed relationships or services the accountants have with the Company that may affect the accountants’ independence and objectivity. The Committee is responsible for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent accountants.

11.
For each of the first three fiscal quarters and at year end, at a Committee meeting review with management the financial results, the proposed earnings press release and formal guidance that the Company may plan to offer, and review with the independent accountants the results of their review of the interim financial information and audit of the annual financial statements.

12.
Review management’s analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the financial statements and the selection, application and effects of critical accounting policies applied by the Company (including an analysis of the effect of alternative GAAP methods) and review with the independent accountants the reports on such subjects delivered pursuant to Section 10A(k) of the Exchange Act and the rules and regulations promulgated thereunder by the SEC.

13.
Following completion of the annual audit, review separately with the independent accountants, appropriate members of the Company’s finance and accounting staff and management any significant difficulties encountered during the course of the audit.

14.
Engage and determine funding for such independent professional advisers and counsel as the Committee determines are appropriate to carry out its functions hereunder. The Company shall provide appropriate funding to the Committee, as determined by the Committee, for payment of (1) compensation to the independent accountants for services approved by the Committee, (2) compensation to any outside advisers retained by the Committee, and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

15.	Report to the Board on a regular basis on the major events covered by the Committee and make recommendations to the Board and management concerning these matter.

16.
Perform any other activities consistent with this charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate, including but not limited to the Company’s legal and regulatory compliance.

17.	Approve all related party transactions, as defined by applicable Nasdaq Rules, to which the Company is a party.

18.
Establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

4.           COMMITTEE MEETINGS

The Committee will meet on a regular basis at least 4 times each year, and will hold special meetings as circumstances require. The timing of the meetings to be scheduled for an upcoming fiscal year shall be determined by the Committee prior to the beginning of such fiscal year. A calendar of proposed meeting swill be reviewed by the Committee at the same time as the annual Committee Charter review. The calendar shall include appropriate meeting to be held separately with representatives of the independent accountants, management and appropriate members the Company’s finance and accounting staff, including a meeting to conduct the reviews required under Section 3.13 above. In addition, the Committee will meet at any time that the independent accountants believe communication to the Committee is required.

At all Committee meetings, a majority of the total number of members shall constitute a quorum. All meetings shall be held subject to, and in accordance with, applicable sections of the Nevada Revised Statutes (including without limitation notice, quorum and votes/actions of the committee). Minutes shall be kept of each meeting of the Committee.

Appendix B

SHENGDATECH, INC.

CHARTER FOR THE
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS
February 23, 2007

1.           PURPOSE

The Nominating and Corporate Governance Committee (the “Committee”) shall oversee, review, and make periodic recommendations concerning the Company’s corporate governance policies, and shall recommend candidates for election to the Company’s Board of Directors (the “Board”).

2.           COMPOSITION OF THE COMMITTEE

The Committee shall be comprised of not less than three directors each of whom shall be an “independent director” as required by the rules of The Nasdaq Stock Market, Inc. (“Nasdaq”). Each Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

3.           RESPONSIBILITIES AND DUTIES

In carrying out the purpose set forth in Section 1 above, the Committee shall:

1.	Identify and review candidates for the Board and recommend to the full Board candidates for election to the Board.

2.
Review from time to time the appropriate skills and characteristics required of Board members in the context of the current composition of the Board, including such factors as business experience diversity, and personal skills in technology, finance, marketing, business, financial reporting and other areas that are expected to contribute to an effective Board.

3.	Periodically review the Company’s corporate governance policies and recommend to the Board modifications to the policies as appropriate.

4.	Have full access to the Company’s executives as necessary to carry out this responsibility.

5.	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

6.	Review the Committee Charter from time to time for adequacy and recommend any changes to the Board.

7.	Report to the Board on the major items covered at each Committee meeting.

4.           COMMITTEE MEETINGS

The Committee will meet periodically as necessary to act upon any matter within its jurisdiction under this Charter. At all Committee meetings, a majority of the total number of members shall constitute a quorum. All meetings shall be held subject to and in accordance with applicable actions of the Nevada Revised Statutes (including without limitation notice, quorum and votes/actions of the committee). Minutes shall be kept of each meeting of the Committee.

Appendix C

SHENGDATECH, INC.

CHARTER FOR THE
COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

February 23, 2007

1.           PURPOSE

The Compensation Committee’s (the Committee“) basic responsibility is to review the performance and development of Company management in achieving corporate goals and objectives and to assure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company, competitive practices, and the requirements of the appropriate regulatory bodies. Toward that end, the Committee will oversee, review, direct, and measure effectiveness of all compensation, equity, and employee benefit plans and programs.

2.           COMPOSITION OF THE COMMITTEE

The Committee will consist of not less than two directors, each of whom will be an “independent director” as required by the rules of The Nasdaq Stock Market, Inc. (“Nasdaq”), a “non-employee director” within the meaning of Rule 16b-3 issued by the Securities and Exchange Commission (“SEC”), and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. Each appointed Committee member will be subject to annual reconfirmation and may be removed by the Board of Directors (the “Board”) at any time.

3.           RESPONSIBILITIES AND DUTIES

In carrying out its purpose, the Committee will have the following responsibilities and duties:

1.	Review annually and approve the Company’s compensation strategy to ensure that employees of the Company are rewarded appropriately for their contributions to company growth and profitability.

2.	Review annually and approve corporate goals and objectives relevant to executive compensation and evaluate performance in light of those goals.

3.
Review annually and determine the individual elements of total compensation for the Chief Executive Officer and all other officers within the meaning of Rule 16a-1 (f) issued by the SEC (“Officers”), and communicate in the annual Board Compensation Committee Report to stockholders the factors and criteria on which the Chief Executive Officer and all other executive officers’ (within the meaning of Rule 3b-7 issued by the SEC) compensation for the last year was based.

4.	Approve all special perquisites, special cash payments, and any other special compensation and benefit arrangements for the Company’s Officers.

5.
Review and recommend compensation for non-employee members of the Board, including but not limited to the following elements: retainer, meeting fees, committee fees, committee chair fees, equity or stock compensation, benefits, and perquisites.

6.
With sole and exclusive authority, make and approve stock option grants and other discretionary awards under the Company’s stock option or other equity inventive plans to all persons who are Board members or Officers.

7.
Grant stock options and other discretionary awards under the Company’s stock option or other equity incentive plans to all other eligible individuals in the Company’s service. The Committee may delegate to one or more corporate officers designated by the Committee the authority to make grants to eligible individuals (other than any such corporate officer) who are not Officers, provided that the Committee shall have fixed the price (or a formula for determining the price) and the vesting schedule for such grants, approved the form of documentation evidencing such grants, and determined the appropriate number of shares or the basis for determining such number of shares by position, compensation level or category of personnel. Any corporate officer(s) to whom such authority is delegated shall regularly report to the Committee the grants so made. Any such delegation may be revoked at any time by the Committee.

8.
Amend the provisions of the Company’s stock option or other equity incentive plans, to the extent authorized by the Board, and make recommendations to the Board with respect to incentive compensation and equity-based plans.

9.	Approve for submission to the stockholders stock option or other equity incentive plans or amendments thereto to the extent required by applicable rules of the SEC and Nasdaq.

10.
Oversee and periodically review the operation of all of the Company’s employee benefit plans, including but not limited to the Section 401(k) Plan and the Employee Stock Purchase Plan. Responsibility for day-today administration, including the preparation and filing of all government reports and the preparation and delivery of all required employee materials and communications, will be performed by company personnel.

11.
Ensure that the annual incentive compensation plan is administered in a manner consistent with the Company’s compensation strategy and the terms of such plan, including but not limited to the following: participation, target annual incentive awards, corporate financial goals, actual awards paid to Officers, total funds reserved for payment under the plan, and potential qualification under IRS Code Section 162(m).

12.	Review matters related to management performance, compensation, and succession planning and executive development for executive staff.

13.	Approve separation packages and severance benefits for Officers to the extent that the packages are outside the ordinary plan limits.

14.
 Exercise, as necessary and appropriate, all of the authority of the Board with respect to the election of corporate officers of the Company during the periods between the regular meetings of the Board.

15.	Have full access to the Company’s executives and personnel as necessary to carry out its responsibilities.

16.
 Obtain such data or other resources as it deems necessary to perform its duties, including but not limited to obtaining external consultant reports or published salary surveys, and engaging independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s Officers and other key employees.

17.
Have responsibility for the review and approval of all reports and summaries of compensation policies and decisions as may be appropriate for operational purposes or as may be required under applicable law.

18.	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

19.	Review the Committee Charter form time to time and recommend any changes to the Board.

20.	Report to the Board on the major items covered at each Committee meeting.

Notwithstanding the foregoing, any action of the Committee, other than the grant of stock options or other discretionary awards under the Company’s stock option or other equity incentive plans, may be subject to Board review and may be revised, modified, or rescinded by the Board.

4.           COMMITTEE MEETINGS

The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or by the management of the Company. Minutes of each meeting will be duly filed in the Company records. Reports of meetings of the Committee will be made to the Board at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board approved by the Committee.

The Committee will also meet as and when necessary to act upon any other matters within its jurisdiction under this Charter. At all Committee meetings a majority of the total number of members shall constitute a quorum. All meetings shall be held subject to and in accordance with applicable sections of the Nevada Revised Statutes (including without limitation notice, quorum and votes/actions of the committee). Minutes shall be kept of each meeting of the Committee.